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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): June 12, 1998 (May 15, 1998)



                               THE SCOTTS COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            OHIO                     1-11593                31-1199481
---------------------------- -------------------- ----------------------------
(State or other jurisdiction    (Commission File           (IRS Employer
       of incorporation)              Number)            Identification No.)



                  14111 SCOTTSLAWN ROAD, MARYSVILLE, OHIO 43041
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code   (937) 644-0011
                                                          --------------------

                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


                         Index to Exhibits is on Page 5.


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

         On May 15, 1998, The Scotts Company ("Scotts"), through its subsidiaries, Scotts' Miracle-Gro Products, Inc. and OMS Investments, Inc., acquired the U.S. Home and Garden Consumer Products Business of AgrEvo Environmental Health, Inc. ("AgrEvo"), a leading global pesticides company based in Germany. The acquisition gives Scotts exclusive rights in the U.S. to a broad line of high-performance consumer pesticide products. These products include the Finale(TM) line of non-selective herbicide products, the Weed Warrior(TM) line of selective herbicide products, the Vikor(R) line of insect control products and the InterCept H&G(TM) line of insecticide and fungicide products. As part of the transaction, AgrEvo has entered into a long-term exclusive supply agreement to provide Scotts with glufosinate ammonium, the active ingredient for the Finale herbicide products. Scotts will have ongoing access to AgrEvo's extensive technical support system, including formulation and production advice. The consummation of this acquisition is described in the press release issued on May 18, 1998, which is included herewith as Exhibit 99(a).

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   None required.

         (b)   None required.

         (c)   Exhibits.

         EXHIBIT NUMBER                        DESCRIPTION
         --------------                        -----------

              99(a)                   Press Release issued May 18, 1998





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ITEM 8.  CHANGE IN FISCAL YEAR.

         Not Applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not Applicable.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          THE SCOTTS COMPANY



Date:  June 12, 1998      By: /s/ Jean H. Mordo
                             ------------------
                              Jean H. Mordo, Executive Vice President
                              and Chief Financial Officer





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                                INDEX TO EXHIBITS


       EXHIBIT NUMBER                       DESCRIPTION                PAGE NO.
       --------------                       -----------                --------
           99(a)             Press Release Issued May 18, 1998            *

--------
* Filed herewith




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